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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 ---------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 30, 2003

                       INTELIDATA TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                          000-21685                54-1820617
(State of Incorporation)         (Commission File Number)       (IRS Employer
                                                             Identification No.)

                           11600 Sunrise Valley Drive
                                    Suite 100
                             Reston, Virginia 20191
                    (Address of principal executive offices)

                                 (703) 259-3000
              (Registrant's telephone number, including area code)

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


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits

               99.1 Press Release dated July 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE (AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)


     The following information contained in this Item 9 is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with the interim guidance provided under the Securities and Exchange Commission's Release Nos. 33-8216 and 34-47583.

     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of InteliData Technologies Corporation ("InteliData") dated July 30, 2003, reporting InteliData's results of operations and financial condition for the quarter ended June 30, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 InteliData Technologies Corporation
                                 (Registrant)

                                  By: /s/ John R. Polchin
                                      -------------------
                                      John R. Polchin
                                      Chief Financial Officer

Date:  July 30, 2003

                                INDEX TO EXHIBITS
                                -----------------

Exhibit Number    Description
--------------    -----------

      99.1        Press Release dated July 30, 2003.

                    Ex-99.1 PRESS RELEASE DATED July 30, 2003

FOR IMMEDIATE RELEASE                                Contact: John R. Polchin
July 30, 2003                                        Chief Financial Officer
                                                     (703) 259-3000

                INTELIDATA ANNOUNCES SECOND QUARTER 2003 RESULTS

                       Revenues Up 9%, Net Loss Negligible

     RESTON, VA, July 30, 2003 - InteliData Technologies Corp. (Nasdaq: INTD), a leading provider of Internet banking and electronic bill presentment and payment technologies, today announced financial results for the three-month period ended June 30, 2003.

     Revenue for the second quarter totaled $6.0 million, a 9% increase as compared to $5.5 million for the year-ago quarter. Gross profit for the three-month period ended June 30, 2003 totaled $4.0 million versus $3.4 million for the second quarter of 2002. The Company's gross margin for the second quarter increased to 67%, up from 62% as reported for the comparable prior-year period.

     Net loss for the period ended June 30, 2003 was $11,000, or $0.00 per share compared to a net loss of $3.9 million, or $0.08 per share for the year-ago period.

     Cash and investments as of June 30, 2003 totaled $6.2 million, an increase from the Company's reported March 31, 2003 position of $5.5 million. The cash position does not reflect the net proceeds of $3.1 million from warrant exercises in early July.

     "Our second quarter showed sound top-line growth, further improvement in our gross margin and our balance sheet has been strengthened by increasing our cash position. As we enter the latter half of 2003, our efforts will be focused on aggressive management of pipeline opportunities, providing commercial availability of InteliWorks, our flagship payment technology, and achieving net income profitability," said Alfred S. Dominick, Jr., Chairman and CEO.

     As a result of continuing softness across our economy, the Company's Card Solutions unit has witnessed delays in obtaining new business. As banks and credit card issuers are confronting higher bankruptcy claims and weakening portfolios, their willingness to focus on procuring new, credit card related software is limited. Further, the Company was recently notified of a re-organization of the e-Commerce group within Fidelity National Information Solutions ("FNIS") (formerly ALLTEL Information Services). The Company is currently re-assessing several prospects that are being jointly managed between InteliData and FNIS. While the Company will continue to pursue these opportunities, with or without the continued involvement of FNIS, management believes it is prudent to remove them from any forward-looking forecasts. Therefore, the Company is now forecasting full-year 2003 revenue in the range of $22 - $26 million. At the mid-point of this current guidance, the Company expects to be net income profitable for the year.

     "While our Card business has been adversely impacted by the economy, I am pleased that our payment technologies are making significant progress towards becoming the industry standard for bill payment warehousing. Being in production with MasterCard RPPS affords significant remittance economics as we continue to extend our leadership position in the EBPP space," Dominick concluded.

     Attached are financial information comparing results for the three-month and six-month periods ended June 30, 2003 to the same periods in 2002.

     InteliData will hold a conference call today at 4:30 p.m. Eastern Time. Investors can access the call by dialing (888) 375-8244. The conference leader is Al Dominick. International callers can dial (706) 634-5506. A replay can be accessed for 48 hours beginning at 7:00 p.m. on July 30th, by dialing (800)
642-1687 and entering code 1755413. Replays will also be available at InteliData's Web site www.InteliData.com, www.StreetFusion.com and www.CompanyBoardroom.com for 30 days.

About InteliData

With over a decade of experience in the industry, InteliData provides Internet banking and Electronic Bill Presentment and Payment (EBPP) technology and services to leading banks, credit unions, financial institution processors and credit card issuers. The Company develops and markets software products that offer proven scalability, flexibility and security in supplying real-time, Internet based banking services to their customers. The Company also serves as an application service provider by providing Internet hosting and service bureau solutions. Visit the company's Web site at www.InteliData.com.

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:

This release contains forward looking statements that are subject to risks and uncertainties, including, but not limited to, our ability to continue funding operating losses, our ability to manage our expenses in line with anticipated business levels, the ability of the Company to complete product implementations in required time frames and the Company's ability to increase its recurring revenues and profits through its ASP business model, the Company's ability to retain key customers and to increase revenues from existing customers, the impact of competitive products, pricing pressure, product demand and market acceptance risks, pace of consumer acceptance of home banking and reliance on the Company's bank clients to increase usage of Internet banking by their customers, the effect of general economic conditions on the financial services industry, mergers and acquisitions, risk of integration of the Company's technology by large software companies, the ability of financial institution customers to implement applications in the anticipated time frames or with the anticipated features, functionality or benefits, reliance on key strategic alliances and newly emerging technologies, the ability of the Company to leverage its third party relationships into new business opportunities in the EBPP market, the on-going viability of the mainframe marketplace and demand for traditional mainframe products, the ability to attract and retain key employees, the availability of cash for long-term growth, product obsolescence, ability to reduce product costs, fluctuations in operating results, delays in development of highly complex products and other risks detailed from time to time in InteliData filings with the Securities and Exchange Commission. These risks could cause the Company's actual results for 2003 and beyond to differ materially from those expressed in any forward looking statements made by, or on behalf of, InteliData. InteliData is not under any obligation (and expressly disclaims an obligation to) update or alter its forward-looking statements, whether as a result of new information or otherwise.

                                      # # #

                       INTELIDATA TECHNOLOGIES CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                       JUNE 30, 2003 AND DECEMBER 31, 2002
                  (in thousands, except share data; unaudited)

                                                                                        2003            2002
                                                                                    ------------    ------------
ASSETS

CURRENT ASSETS
     Cash and cash equivalents                                                      $      6,204    $      5,674
     Accounts receivable, net                                                              3,272           2,974
     Other receivables                                                                       139             309
     Prepaid expenses and other current assets                                               669             802
                                                                                    ------------    ------------
         Total current assets                                                             10,284           9,759

NONCURRENT ASSETS
     Property and equipment, net                                                           1,833           2,554
     Goodwill, net                                                                        26,238          26,238
     Intangibles, net                                                                      5,420           5,780
     Other assets                                                                            213             175
                                                                                    ------------    ------------

TOTAL ASSETS                                                                        $     43,988    $     44,506
                                                                                    ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable                                                               $      2,201    $      2,081
     Accrued expenses                                                                      2,425           3,458
     Deferred revenues                                                                     1,157           1,673
     Other liabilities                                                                       256             252
     Net liabilities of discontinued operations                                               45              51
                                                                                    ------------    ------------
TOTAL CURRENT LIABILITIES                                                                  6,084           7,515
     Net liabilities of discontinued operations                                              139             200
     Other liabilities                                                                       817             337
                                                                                    ------------    ------------
TOTAL LIABILITIES                                                                          7,040           8,052
                                                                                    ------------    ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Preferred stock, $0.001 par value; authorized 5,000,000 shares;
        no shares issued and outstanding                                                      --              --
     Common stock, $0.001 par value; authorized 100,000,000 shares;
        issued 50,431,000 shares in 2003 and 49,797,000 shares in 2002;
        outstanding 49,618,000 shares in 2003 and 48,991,000 shares in 2002                   50              50
     Additional paid-in capital                                                          303,572         302,833
     Treasury stock, at cost:  813,000 shares in 2003 and 806,000 shares in 2002          (2,486)         (2,473)
     Deferred compensation                                                                  (378)           (304)
     Accumulated deficit                                                                (263,810)       (263,652)
                                                                                    -------------   ------------
TOTAL STOCKHOLDERS' EQUITY                                                                36,948          36,454
                                                                                    ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $     43,988    $     44,506
                                                                                    ============    ============

                       INTELIDATA TECHNOLOGIES CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                THREE AND SIX MONTHS ENDED JUNE 30, 2003 AND 2002
                (in thousands, except per share data; unaudited)

                                                               Three Months Ended                 Six Months Ended
                                                                      June 30,                         June 30,
                                                          -----------------------------   -------------------------------
                                                               2003             2002              2003             2002
                                                           -----------     -----------       ------------      ----------


Revenues                                                  $  5,951         $   5,461         $  11,576         $ 10,169

Cost of revenues                                             1,948             2,079             3,882            4,038
                                                          -----------      -----------       -----------       ----------

         Gross profit                                        4,003             3,382            7,694             6,131

Operating expenses
     General and administrative                              1,931             2,436            4,020             4,930
     Sales and marketing                                       485               904              878             1,754
     Research and development                                1,430             2,631            2,577             5,173
     Amortization of goodwill and intangibles                  180               180              360               360
                                                          -----------      -----------       -----------      -----------
         Total operating expenses                            4,026             6,151            7,835            12,217
                                                          -----------      -----------       -----------      -----------

Operating loss                                                 (23)           (2,769)            (141)           (6,086)
Realized loss on sales of investments                           --              (748)              --              (748)
Unrealized loss on Sybase warrants                              --              (377)              --                --
Other income (expenses), net                                    12                41              (17)               55
                                                          -----------      -----------       -----------      -----------

Loss before income taxes                                       (11)           (3,853)            (158)           (6,779)
Provision for income taxes                                      --                --               --                --
                                                          -----------      -----------       -----------      -----------

Loss from continuing operations                                (11)           (3,853)            (158)           (6,779)
Discontinued operations, net of income taxes                    --                --               --                --
                                                          -----------      -----------       -----------      -----------

Net loss                                                  $    (11)        $  (3,853)        $   (158)        $  (6,779)
                                                          ===========      ===========       ===========      ===========




Basic and diluted loss per common share
     Loss from continuing operations                      $  (0.00)        $   (0.08)        $  (0.00)        $   (0.14)
     Income (loss) from discontinued operations              (0.00)             0.00            (0.00)             0.00
                                                          -----------      -----------       -----------      -----------
     Net loss                                             $  (0.00)        $   (0.08)        $  (0.00)        $   (0.14)
                                                          ===========      ===========       ===========      ===========

Basic and diluted weighted-average
     common shares outstanding                              49,002            48,501           48,935            48,513
                                                          ===========      ===========       ===========      ===========